Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities
Act File No. 333-141120

WHV/EAM EMERGING MARKETS SMALL CAP EQUITY FUND

WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

(THE “FUNDS”)

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated October 9, 2014 to the Prospectus and Statement of Additional Information (“SAI”) of WHV/EAM Emerging Markets Small Cap Equity Fund and WHV/EAM International Small Cap Equity Fund (the “WHV/EAM Funds”) dated June 2, 2014 and to the Prospectus and SAI of WHV/Seizert Small Cap Value Equity Fund (the “WHV/Seizert Fund” and collectively with the WHV/EAM Funds, the “Funds”) dated September 1, 2014

The information in this Supplement updates and amends certain information contained in the respective Prospectus and SAI for the Funds and should be read in conjunction with such Prospectus and SAI.

Change of Control of EAM Global Investors, LLC, Sub-Adviser to the WHV/EAM Funds and Seizert Capital Partners, LLC, Sub-Adviser to the WHV/Seizert Fund

Pursuant to agreements entered into on August 4, 2014, both EAM Global Investors, LLC (“EAM Global”), the sub-adviser to the WHV/EAM Funds, and Seizert Capital Partners, LLC (“Seizert”), the sub-adviser to the WHV/Seizert Fund, are expected to be subject to a restructuring of their ownership which will constitute a change of control of each of EAM Global and Seizert (each a “Change of Control”), which, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), will effectively terminate the respective sub-advisory agreements currently in place between the Trust, on behalf of the Funds, the sub-advisers, and WHV Investment Management, Inc. (“WHV”), the investment adviser to each of the Funds (together “Current Sub-Advisory Agreements”).  Accordingly, shareholders of each of the Funds will be asked to approve a new-sub-advisory agreement at a special meeting expected to take place in December 2014.

Background

On August 4, 2014, Northern Lights Capital Partners, LLC (“NLCP”), the parent company of Northern Lights Capital Group, LLC (“NLCG”) and an indirect minority owner of Seizert and of EAM Global via NLCG, entered into an agreement to combine its businesses with those of Treasury Group, Ltd. (“Treasury Group”), an Australian corporation publicly traded on the Australian Stock Exchange (the “NL-Treasury Transaction”).   Additionally, on August 4, 2014, Seizert entered into an agreement with NLCP under which NLCP through its subsidiary, Northern Lights Midco, LLC, will acquire a majority of the outstanding membership interests of Seizert (“NL-Seizert Transaction,” and together with the NL-Treasury Transaction, the “Seizert Transactions”).  Together, the Seizert Transactions will result in a change of control of Seizert.  Further, the NL-Treasury Transaction, once completed, will result in a change of control of EAM Global, as NLCG also retains all voting rights of WHV, another minority owner of EAM Global and investment adviser to the WHV/EAM Funds.  It is currently anticipated that the NL-Treasury Transaction and the NL-Seizert Transaction will be completed on or about October 31, 2014.

Upon closing of the Seizert Transactions, the joint company of NLCP and Treasury Group through its subsidiary, Northern Lights Midco, LLC will assume 55% voting interest of Seizert Capital Partners, for an aggregate 55% ownership interest in the voting securities of Seizert.  Upon closing of the NL-Treasury Transaction, the joint company of NLCP and Treasury Group will directly own 15% of the voting securities of EAM Global, and together with the voting rights to the 15% ownership interest of WHV in EAM Global, will indirectly control 30% of EAM Global’s outstanding voting securities.

Both EAM Global and Seizert will continue to provide services to the WHV/EAM Funds and WHV/Seizert Fund, respectively, pursuant to their existing sub-advisory agreements with the Trust and WHV until a new agreement is approved by Fund shareholders or the respective Change of Control is effected.  In order for EAM and Seizert to provide uninterrupted services to their respective Funds if a Change of Control occurs prior to approval of a new agreement by shareholders, at an in-person meeting held on September 22-23, 2014, the Board of Trustees of the Trust approved interim sub-advisory agreements between the Trust, on behalf of the Funds, the sub-advisers, and WHV, to be executed upon such Change of Control.

Each interim agreement is substantially identical to the existing agreement with respect to each Fund (with the exception of different effective dates, termination dates and escrow provisions relating to EAM Global’s and Seizert’s sub-advisory fees) and will not result in changes in the day-to-day management of a Fund by its sub-adviser, its investment objective, fees or services provided. New sub-advisory agreements are expected to be substantially identical to the existing agreements and will be submitted for shareholder approval at a special meeting expected to take place in December 2014.

A discussion regarding the basis for the Board’s approval of the interim and proposed advisory agreements also will be available in the Funds’ respective reports to shareholders for the next annual or semiannual reporting period ending after the dates of such approval.